SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 18, 2000




                      PEOPLES-SIDNEY FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its Charter)




    Delaware                         0-22223                  31-1499862
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                  No.)




101 E. Court Street, Sidney, Ohio                               45365
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (937) 492-6129
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On January 18, 2000, Peoples-Sidney Financial Corporation issued the press release attached hereto as Exhibit 99, announcing earnings for the quarter ended December 31, 1999 and the declaration of a cash dividend.




Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press release dated January 18, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES-SIDNEY FINANCIAL CORPORATION



Date:    January 27, 2000              By:  /s/ Douglas Stewart
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                                            Douglas Stewart, President and Chief
                                             Executive Officer